UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 06490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2018

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Large Cap Equity Fund

Dreyfus Large Cap Growth Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Large Cap Equity Fund

ANNUAL REPORT December 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Equity Fund, covering the 12-month period from January 1, 2018 through December 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor market encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks began to consider monetary tightening. Both U.S. and non-U.S. equity markets remained on an uptrend. Interest rates rose across the yield curve, putting pressure on bond prices.

A few months into the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, other developed markets began to weaken. However, robust growth and strong corporate earnings continued to support U.S. stock returns while other developed markets declined throughout the summer. In the fall, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness. Global equities continued their general decline through the end of the period.

Fixed income markets struggled during the first half of the period as interest rates rose and favorable U.S. equity markets fed investor risk appetites. However, in autumn volatility crept in, the yield curve began a flattening trend that continued through the end of December. As long-term debt yields fell, prices rose for many bonds, leading to moderately positive returns for several fixed income market sectors.

Despite continuing political variables, U.S. inflationary pressures and flagging growth rates, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that point to potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through December 31, 2018, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2018, Dreyfus Large Cap Equity Fund’s Class A shares achieved a total return of -5.78%, Class C shares returned -6.65%, Class I shares returned -5.54%, and Class Y shares returned -5.55%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of -4.38% for the same period.2

Stocks lost ground in a volatile market over the reporting period amid strong corporate earnings, higher interest rates, and concerns regarding U.S. trade policies. The fund underperformed the Index, mainly due to a sell-off in the fourth quarter, which especially hurt cyclical, international, and growth stocks. The fund’s underperformance was caused primarily by lagging returns in the consumer staples and financials sectors.

As of February 22, 2018, Don Sauber and Thomas Lee became the fund’s primary portfolio managers.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political, and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Stocks Sold Off Late in the Reporting Period

A positive economic backdrop supported U.S. equity markets at the start of 2018, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board. Enactment of corporate tax cuts in late December 2017 sparked additional market gains, driving the Index to new all-time highs in January.

Economic data at the time indicated robust levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However, concerns about rising inflationary pressures and prospects for more aggressive interest-rate hikes began to weigh on market sentiment in February, sparking renewed volatility. In March, political rhetoric regarding potentially protectionist U.S. trade policies took a toll on stocks of U.S. companies with substantial overseas exposure, including exporters. The election of populist governments in Europe also contributed to heightened volatility, which persisted through the remainder of the reporting period.

Market volatility continued in the third quarter amid rising interest rates, ongoing concerns about international trade, and slowing economic momentum overseas. In the fourth quarter, aggressive rate hikes by the Federal Reserve, growing fears of a U.S. recession, and concerns about the effects of trade tensions with China resulted in a market sell-off, producing a negative return on the Index for the year. Growth stocks, cyclical stocks, and international stocks were hit particularly hard.

Security Selections Partially Offset Declines

The fund’s underperformance versus the Index was mainly the result of lagging returns in the consumer staples, communication services, and financials sectors. This was partially offset by favorable stock selection in the consumer discretionary, industrials, and information technology sectors. In the consumer staples sector, the fund’s performance was hurt primarily by a position in Constellation Brands, which was hindered by lower beverage volumes in the fourth quarter and by its acquisition of a minority stake in a cannabis company. The fund’s position in Philip Morris International also weighed on returns. In the communication services sector, Electronic Arts, a maker of computer games, saw its results hampered by competition, particularly from Fortnite. The fund’s underexposure to Netflix also harmed relative performance, as the online entertainment company saw big gains from strong growth in new subscribers. In the financial services sector, Invesco, an asset manager, reported weakening organic growth, and Synchrony Financial, a credit card company, was hurt by litigation with Walmart.

On the positive side, in the consumer discretionary sector, the fund’s position in Amazon.com was rewarded, as the company continues to benefit from strong online commerce trends. A position in Nike also proved advantageous, as the athletic clothing company reported a strong product cycle. In the industrials sector, the fund gained from an underweight to the conglomerate General Electric, which continues to struggle in many of its business segments. A position in CSX also paid off as the railroad company took advantage of strong growth in the U.S. economy. Holdings in the information technology sector were advantageous, especially in the software industry. Adobe Systems, salesforce.com, Splunk, and Atlassian all reported strong results related to strong demand for cloud-enabled products. In the utilities sector, NextEra Energy and Exelon enjoyed robust results from their exposure to growth in Florida and the Mid-Atlantic region, respectively

A Constructive Outlook

Despite ongoing market volatility due to rising interest rates and more protectionist U.S. trade policies, we are positioned for ongoing, but slower, growth in the U.S. economy. We believe fears of recession in the next 12 months are not justified, and we are overweight to cyclical stocks and underweight to defensive stocks. We have identified an ample number of investments meeting our criteria in the information technology, industrials, and

4

communication services sectors, but fewer in the financials, energy, and consumer discretionary sectors. We have an underweight to the utilities and consumer staples sectors.

January 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The return figure provided for Class C reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s Class C return would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of Dreyfus Large Cap Equity Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The line graphs above compare a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Large Cap Equity Fund on 12/31/08 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses of the applicable class. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of Dreyfus Large Cap Equity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The line graphs above compare a hypothetical $1,000,000 investment made in Class Y shares of Dreyfus Large Cap Equity Fund on 12/31/08 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	-11.21%	6.63%	11.55%
without sales charge	8/10/92	-5.78%	7.90%	12.21%
Class C shares
with applicable redemption charge †	9/13/08	-7.46%	7.05%	11.45%
without redemption	9/13/08	-6.65%	7.05%	11.45%
Class I shares	4/01/97	-5.54%	8.24%	12.73%
Class Y shares	10/01/15	-5.55%	8.26%††	12.74%††
S&P 500® Index		-4.38%	8.49%	13.11%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Equity Fund from July 1, 2018 to December 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.19	$9.11	$3.75	$3.56
Ending value (after expenses)	$907.40	$903.30	$908.90	$908.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.50	$9.65	$3.97	$3.77
Ending value (after expenses)	$1,019.76	$1,015.63	$1,021.27	$1,021.48

† Expenses are equal to the fund’s annualized expense ratio of 1.08% for Class A, 1.90% for Class C, .78% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
December 31, 2018

Description	Shares		Value ($)
Common Stocks - 97.3%
Banks - 5.7%
Bank of America	422,110		10,400,790
Comerica	81,366		5,589,031
JPMorgan Chase & Co.	102,299		9,986,428
SVB Financial Group	29,030	[a]	5,513,378
			31,489,627
Capital Goods - 7.9%
Boeing	16,249		5,240,303
Deere & Co.	49,475		7,380,186
Eaton	69,190		4,750,585
Honeywell International	66,876		8,835,657
Illinois Tool Works	60,366		7,647,769
Ingersoll-Rand	105,168		9,594,477
			43,448,977
Consumer Durables & Apparel - 1.8%
NIKE, Cl. B	130,764		9,694,843
Consumer Services - 2.8%
MGM Resorts International	242,620		5,885,961
Yum! Brands	105,010		9,652,519
			15,538,480
Diversified Financials - 5.4%
Charles Schwab	146,370		6,078,746
Intercontinental Exchange	81,430		6,134,122
State Street	92,960		5,862,987
Synchrony Financial	274,430		6,438,128
Voya Financial	129,690	[b]	5,205,757
			29,719,740
Energy - 5.0%
Anadarko Petroleum	158,960		6,968,806
Chevron	67,716		7,366,824
Marathon Petroleum	85,241		5,030,071
Pioneer Natural Resources	32,170		4,230,998
Valero Energy	52,437		3,931,202
			27,527,901
Food & Staples Retailing - 1.1%
Costco Wholesale	29,589		6,027,575
Food, Beverage & Tobacco - 4.8%
Constellation Brands, Cl. A	28,672		4,611,031
Mondelez International, Cl. A	223,998		8,966,640
Monster Beverage	107,587	[a]	5,295,432
Philip Morris International	111,571		7,448,480
			26,321,583

10

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Health Care Equipment & Services - 6.5%
Abbott Laboratories	51,200		3,703,296
Align Technology	16,256	[a]	3,404,494
Boston Scientific	80,336	[a]	2,839,074
CVS Health	73,362		4,806,678
Medtronic	97,618		8,879,333
UnitedHealth Group	47,556		11,847,151
			35,480,026
Household & Personal Products - .5%
Procter & Gamble	30,840		2,834,813
Insurance - .5%
American International Group	72,260		2,847,767
Materials - 2.4%
Celanese, Ser. A	70,459	[b]	6,339,196
DowDuPont	90,600		4,845,288
Nucor	42,040		2,178,092
			13,362,576
Media & Entertainment - 8.7%
Alphabet, Cl. A	12,936	[a]	13,517,603
Comcast, Cl. A	276,463		9,413,565
Facebook, Cl. A	99,866	[a]	13,091,434
Netflix	10,987	[a]	2,940,780
Walt Disney	80,251		8,799,522
			47,762,904
Pharmaceuticals Biotechnology & Life Sciences - 8.9%
Allergan	21,870		2,923,144
Biogen	10,611	[a]	3,193,062
Bristol-Myers Squibb	65,340		3,396,373
Exact Sciences	28,878	[a]	1,822,202
Gilead Sciences	67,930		4,249,022
Illumina	14,859	[a]	4,456,660
Johnson & Johnson	65,358		8,434,450
Merck & Co.	132,561		10,128,986
Pfizer	231,208		10,092,229
			48,696,128
Real Estate - 2.9%
American Tower	67,355	[c]	10,654,887
Equinix	15,139	[c]	5,337,406
			15,992,293
Retailing - 5.3%
Amazon.com	13,868	[a]	20,829,320
Home Depot	48,355		8,308,356
			29,137,676

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Semiconductors & Semiconductor Equipment - 5.1%
Lam Research	32,658		4,447,040
Marvell Technology Group	174,439		2,824,167
Micron Technology	105,292	[a]	3,340,915
Qualcomm	165,757		9,433,231
Texas Instruments	87,003		8,221,784
			28,267,137
Software & Services - 9.3%
Adobe	24,277	[a]	5,492,429
Atlassian	56,807	[a]	5,054,687
Microsoft	145,492		14,777,622
salesforce.com	38,049	[a]	5,211,572
Splunk	22,934	[a,b]	2,404,630
Visa, Cl. A	90,678	[b]	11,964,055
Worldpay, Cl. A	82,840	[a]	6,331,461
			51,236,456
Technology Hardware & Equipment - 5.4%
Apple	74,673		11,778,919
Cisco Systems	270,325		11,713,182
Corning	211,918		6,402,043
			29,894,144
Telecommunication Services - 2.4%
T-Mobile US	75,012	[a]	4,771,513
Verizon Communications	152,871		8,594,408
			13,365,921
Transportation - 1.6%
CSX	145,270		9,025,625
Utilities - 3.3%
Exelon	190,780		8,604,178
NextEra Energy	53,064		9,223,585
			17,827,763
Total Common Stocks (cost $441,501,606)			535,499,955

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,678,539)	2.32	8,678,539	[d]	8,678,539
Total Investments (cost $450,180,145)		98.9%		544,178,494
Cash and Receivables (Net)		1.1%		5,951,522
Net Assets		100.0%		550,130,016

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2018, the value of the fund’s securities on loan was $24,790,185 and the value of the collateral held by the fund was $25,041,143, consisting of U.S. Government & Agency securities.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	19.9
Health Care	15.3
Financials	11.7
Communication Services	11.1
Consumer Discretionary	9.9
Industrials	9.5
Consumer Staples	6.4
Energy	5.0
Utilities	3.2
Real Estate	2.9
Materials	2.4
Investment Companies	1.6
98.9

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/17 ($)	Purchases ($)	Sales ($)	Value 12/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,208,568	96,875,091	90,405,120	8,678,539	1.6	62,473
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	5,214,457	37,950,749	43,165,206	—	—	—
Total	7,423,025	134,825,840	133,570,326	8,678,539	1.6	62,473

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $24,790,185)—Note 1(b):
Unaffiliated issuers	441,501,606	535,499,955
Affiliated issuers	8,678,539	8,678,539
Cash		51,817
Receivable for shares of Common Stock subscribed		23,732,244
Dividends and securities lending income receivable		735,055
Prepaid expenses		28,422
		568,726,032
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		348,046
Payable for investment securities purchased		14,021,162
Payable for shares of Common Stock redeemed		4,159,481
Directors fees and expenses payable		3,897
Interest payable—Note 2		973
Accrued expenses		62,457
		18,596,016
Net Assets ($)		550,130,016
Composition of Net Assets ($):
Paid-in capital		448,607,297
Total distributable earnings (loss)		101,522,719
Net Assets ($)		550,130,016

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,866,170	212,459	48,988,460	497,062,927
Shares Outstanding	231,289	12,612	2,755,621	27,981,445
Net Asset Value Per Share ($)	16.72	16.85	17.78	17.76

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $3,260 foreign taxes withheld at source):
Unaffiliated issuers	9,116,273
Affiliated issuers	62,473
Income from securities lending—Note 1(b)	19,615
Total Income	9,198,361
Expenses:
Management fee—Note 3(a)	4,366,587
Professional fees	86,742
Registration fees	62,942
Directors’ fees and expenses—Note 3(d)	52,683
Shareholder servicing costs—Note 3(c)	38,176
Loan commitment fees—Note 2	11,457
Custodian fees—Note 3(c)	9,040
Prospectus and shareholders’ reports	7,695
Distribution fees—Note 3(b)	1,747
Interest expense—Note 2	972
Miscellaneous	38,660
Total Expenses	4,676,701
Less—reduction in expenses due to undertaking—Note 3(a)	(350)
Net Expenses	4,676,351
Investment Income—Net	4,522,010
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	67,323,668
Net unrealized appreciation (depreciation) on investments	(102,282,882)
Net Realized and Unrealized Gain (Loss) on Investments	(34,959,214)
Net (Decrease) in Net Assets Resulting from Operations	(30,437,204)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017[a]
Operations ($):
Investment income—net	4,522,010	4,687,371
Net realized gain (loss) on investments	67,323,668	25,255,026
Net unrealized appreciation (depreciation) on investments	(102,282,882)	93,078,109
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,437,204)	123,020,506
Distributions ($):
Distributions to shareholders:
Class A	(539,747)	(158,221)
Class C	(28,070)	(9,394)
Class I	(6,646,739)	(1,947,743)
Class Y	(66,244,898)	(21,668,330)
Total Distributions	(73,459,454)	(23,783,688)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,459,027	1,746,481
Class C	26,893	18,650
Class I	18,176,853	16,281,967
Class Y	104,491,114	72,723,252
Distributions reinvested:
Class A	474,190	138,312
Class C	15,796	5,672
Class I	5,778,848	1,800,874
Class Y	31,638,388	9,273,135
Cost of shares redeemed:
Class A	(1,497,772)	(1,499,782)
Class C	(13,960)	(310,327)
Class I	(14,445,913)	(16,099,990)
Class Y	(97,952,972)	(66,580,490)
Increase (Decrease) in Net Assets from Capital Stock Transactions	48,150,492	17,497,754
Total Increase (Decrease) in Net Assets	(55,746,166)	116,734,572
Net Assets ($):
Beginning of Period	605,876,182	489,141,610
End of Period	550,130,016	605,876,182

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	70,604	92,637
Shares issued for distributions reinvested	27,233	6,896
Shares redeemed	(73,102)	(80,795)
Net Increase (Decrease) in Shares Outstanding	24,735	18,738
Class Cb
Shares sold	1,350	1,027
Shares issued for distributions reinvested	902	288
Shares redeemed	(652)	(16,262)
Net Increase (Decrease) in Shares Outstanding	1,600	(14,947)
Class Ic
Shares sold	814,366	856,112
Shares issued for distributions reinvested	313,640	85,313
Shares redeemed	(666,437)	(814,806)
Net Increase (Decrease) in Shares Outstanding	461,569	126,619
Class Yc
Shares sold	5,235,374	3,669,456
Shares issued for distributions reinvested	1,714,087	439,465
Shares redeemed	(4,573,960)	(3,375,678)
Net Increase (Decrease) in Shares Outstanding	2,375,501	733,243

[a] Distributions to shareholders include $20,075 Class A, $340,409 Class I and $4,185,593 Class Y of distributions from net investment income and $138,146 Class A, $9,394 Class C, $1,607,334 Class I and $17,482,737 Class Y distributions from net realized gains. Undistributed investment income—net was $283,855 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended December 31, 2017, 255 Class C shares representing $5,406 were automatically converted to 257 Class A shares.

[c] During the period ended December 31, 2018, 715,558 Class Y shares representing $15,965,290 were exchanged for 715,163 Class I shares and during the period ended December 31, 2017, 358,753 Class Y shares representing $7,030,740 were exchanged for 358,726 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	20.43	17.06	15.67	16.12	15.06
Investment Operations:
Investment income—net[a]	.08	.10	.11	.12	.11
Net realized and unrealized gain (loss) on investments	(1.20)	4.07	1.61	.27	1.33
Total from Investment Operations	(1.12)	4.17	1.72	.39	1.44
Distributions:
Dividends from investment income—net	(.08)	(.10)	(.12)	(.11)	(.20)
Dividends from net realized gain on investments	(2.51)	(.70)	(.21)	(.73)	(.18)
Total Distributions	(2.59)	(.80)	(.33)	(.84)	(.38)
Net asset value, end of period	16.72	20.43	17.06	15.67	16.12
Total Return (%)[b]	(5.78)	24.55	10.93	2.55	9.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.10	1.11	1.09	1.13
Ratio of net expenses to average net assets	1.08	1.09	1.10	1.09	1.11
Ratio of net investment income to average net assets	.39	.52	.72	.69	.72
Portfolio Turnover Rate	56.74	39.19	46.42	50.77	57.11
Net Assets, end of period ($ x 1,000)	3,866	4,220	3,204	3,064	2,262

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	20.66	17.28	15.89	16.35	15.22
Investment Operations:
Investment (loss)—net[a]	(.09)	(.04)	(.01)	(.02)	(.00)[b]
Net realized and unrealized gain (loss) on investments	(1.21)	4.12	1.61	.29	1.33
Total from Investment Operations	(1.30)	4.08	1.60	.27	1.33
Distributions:
Dividends from investment income—net	–	–	–	–	(.02)
Dividends from net realized gain on investments	(2.51)	(.70)	(.21)	(.73)	(.18)
Total Distributions	(2.51)	(.70)	(.21)	(.73)	(.20)
Net asset value, end of period	16.85	20.66	17.28	15.89	16.35
Total Return (%)[c]	(6.65)	23.71	10.03	1.76	8.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05	1.98	1.95	1.93	2.05
Ratio of net expenses to average net assets	1.90	1.84	1.86	1.87	1.89
Ratio of net investment (loss) to average net assets	(.42)	(.23)	(.05)	(.11)	(.00)[d]
Portfolio Turnover Rate	56.74	39.19	46.42	50.77	57.11
Net Assets, end of period ($ x 1,000)	212	227	449	511	515

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

20

	Year Ended December 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.57	17.96	16.48	16.92	15.81
Investment Operations:
Investment income—net[a]	.16	.16	.18	.18	.17
Net realized and unrealized gain (loss) on investments	(1.29)	4.30	1.68	.29	1.40
Total from Investment Operations	(1.13)	4.46	1.86	.47	1.57
Distributions:
Dividends from investment income—net	(.15)	(.15)	(.17)	(.18)	(.28)
Dividends from net realized gain on investments	(2.51)	(.70)	(.21)	(.73)	(.18)
Total Distributions	(2.66)	(.85)	(.38)	(.91)	(.46)
Net asset value, end of period	17.78	21.57	17.96	16.48	16.92
Total Return (%)	(5.54)	24.95	11.23	2.91	9.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.79	.76	.75	.76
Ratio of net expenses to average net assets	.78	.79	.76	.75	.76
Ratio of net investment income to average net assets	.71	.82	1.17	1.03	1.05
Portfolio Turnover Rate	56.74	39.19	46.42	50.77	57.11
Net Assets, end of period ($ x 1,000)	48,988	49,475	38,922	454,240	448,585

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	21.56	17.95	16.48	16.35
Investment Operations:
Investment income—net[b]	.16	.17	.17	.05
Net realized and unrealized gain (loss) on investments	(1.29)	4.31	1.69	.98
Total from Investment Operations	(1.13)	4.48	1.86	1.03
Distributions:
Dividends from investment income—net	(.16)	(.17)	(.18)	(.17)
Dividends from net realized gain on investments	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(2.67)	(.87)	(.39)	(.90)
Net asset value, end of period	17.76	21.56	17.95	16.48
Total Return (%)	(5.55)	25.04	11.25	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.76	.76	.75[d]
Ratio of net expenses to average net assets	.74	.76	.76	.75[d]
Ratio of net investment income to average net assets	.73	.85	1.02	1.14[d]
Portfolio Turnover Rate	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	497,063	551,954	446,567	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

23

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

24

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s investments:

25

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	535,499,955	—	—	535,499,955
Investment Companies	8,678,539	—	—	8,678,539

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2018, The Bank of New York Mellon earned $3,737 from lending portfolio securities, pursuant to the securities lending agreement.

26

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $536,603, undistributed capital gains $9,647,434 and unrealized appreciation $91,338,682.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2018 and December 31, 2017 were as follows: ordinary income $6,279,455 and $8,437,147, and long-term capital gains $67,179,999 and $15,346,541, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure

27

NOTES TO FINANCIAL STATEMENTS (continued)

requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2―Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2018 was approximately $29,000 with a related weighted average annualized interest rate of 3.35%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2018 through May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $350 during the period ended December 31, 2018.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

28

annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2018, Class C shares were charged $1,747 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2018, Class A and Class C shares were charged $11,279 and $582, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2018, the fund was charged $14,428 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2018, the fund was charged $9,040 pursuant to the custody agreement.

During the period ended December 31, 2018, the fund was charged $12,774 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $328,684, Distribution Plan fees $138, Shareholder Services Plan fees $880,

29

NOTES TO FINANCIAL STATEMENTS (continued)

custodian fees $9,118, Chief Compliance Officer fees $6,289 and transfer agency fees $2,941, which are offset against an expense reimbursement currently in effect in the amount of $4.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2018, amounted to $349,903,484 and $382,214,590, respectively.

At December 31, 2018, the cost of investments for federal income tax purposes was $452,839,812, accordingly, accumulated net unrealized appreciation on investments was $91,338,682, consisting of $118,291,337 gross unrealized appreciation and $26,952,655 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Large Cap Equity Fund (the “Fund”) (one of the funds constituting Dreyfus Premier Investment Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Premier Investment Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 27, 2019

31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 90.34% of the ordinary dividends paid during the fiscal year ended December 31, 2018 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,392,059 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.0711 per share as a short-term capital gain distribution and $.2704 per share as a long-term capital gain distribution paid on March 19, 2018 and the fund also reports $2.1674 per share as a long-term capital gain distribution paid on December 17, 2018.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Peggy C. Davis (75)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (79)
Board Member (1991)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (79)
Board Member (1994)
Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously, Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 141 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Large Cap Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6535AR1218

Dreyfus Large Cap Growth Fund

ANNUAL REPORT December 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Growth Fund, covering the 12-month period from January 1, 2018 through December 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor market encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks began to consider monetary tightening. Both U.S. and non-U.S. equity markets remained on an uptrend. Interest rates rose across the yield curve, putting pressure on bond prices.

A few months into the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, other developed markets began to weaken. However, robust growth and strong corporate earnings continued to support U.S. stock returns while other developed markets declined throughout the summer. In the fall, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness. Global equities continued their general decline through the end of the period.

Fixed income markets struggled during the first half of the period as interest rates rose and favorable U.S. equity markets fed investor risk appetites. However, in autumn volatility crept in, the yield curve began a flattening trend that continued through the end of December. As long-term debt yields fell, prices rose for many bonds, leading to moderately positive returns for several fixed income market sectors.

Despite continuing political variables, U.S. inflationary pressures and flagging growth rates, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that point to potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

January 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through December 31, 2018, as provided by Irene D. O'Neil, Lead Primary Portfolio Manager, Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2018, Dreyfus Large Cap Growth Fund’s Class A shares achieved a total return of -3.40%, Class C shares returned -4.19%, Class I shares returned -3.29%, and Class Y shares returned -3.20%.1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, produced a total return of -1.51% for the same period.2

Large-cap growth stocks lost ground in a volatile market in an environment of expanding corporate earnings, global economic growth, and rising interest rates. The fund underperformed the Index, mainly due to disappointing security selections in the consumer staples, financials, and health care sectors.

As of February 22, 2018, Don Sauber became a primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase). The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries.

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this in mind, the fund’s portfolio managers use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

Stocks Sold Off Late in the Reporting Period

A positive economic backdrop supported U.S. equity markets at the start of 2018, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board. Enactment of corporate tax cuts, part of major tax-reform legislation in late December 2017, sparked additional market gains, driving the Index to new all-time highs in January. Economic data at the time indicated robust

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear.

However, concerns about rising inflationary pressures and prospects for more aggressive interest-rate hikes began to weigh on market sentiment in February, sparking renewed volatility. In March, political rhetoric regarding potentially protectionist U.S. trade policies took a toll on stocks of U.S. companies with substantial overseas exposure, including exporters. The election of populist governments in Europe also contributed to heightened volatility, which persisted through the remainder of the reporting period.

Market volatility continued in the third quarter amid rising interest rates, ongoing concerns about international trade, and slowing economic momentum overseas. In the fourth quarter, aggressive interest-rate hikes by the Federal Reserve, growing fears of a U.S. recession, and concerns about the effects of trade tensions with China resulted in a market sell-off, producing a negative return on the Index for the year. Growth stocks, cyclical stocks, and international stocks were hit particularly hard.

Security Selections Partially Offset Declines

The fund’s underperformance versus the Index was mainly the result of lagging returns in the consumer staples, financials, and health care sectors. This was partially offset by stock selection in the consumer discretionary and communication services sectors. In the consumer staples sector, the fund’s performance was hurt primarily by a position in Constellation Brands, which was hindered by lower beverage volumes in the fourth quarter and by its acquisition of a minority stake in a cannabis company. The fund’s position in Philip Morris International also weighed on returns. In the financials sector, Invesco, an asset manager, reported weakening organic growth, and in the health care sector, Teladoc, a telemedicine company, had been overvalued and was disproportionately hurt by the fourth-quarter sell-off.

On the positive side, in the consumer discretionary sector, the fund’s position in Amazon.com was rewarded, as the company continues to benefit from strong online commerce trends. A position in Nike also proved advantageous, as the athletic clothing company reported a strong product cycle. In the communication services sector, the position in Netflix added to performance, as the online entertainment company reported large gains in its subscriber base. An underweight to Facebook also was rewarded, as the social media company declined sharply during the reporting period.

A Constructive Outlook

Despite ongoing market volatility due to rising interest rates and more protectionist U.S. trade policies, we are positioned for ongoing, but slower, growth in the U.S. economy. We believe fears of recession in the next 12 months are not justified, and we are overweight to cyclical stocks and underweight to defensive stocks. We have identified an ample number of investments meeting our criteria in the information technology, industrials, and communication services sectors but fewer in the financials, energy, and

4

consumer discretionary sectors. We have an underweight to the utilities and consumer staples sectors.

January 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of Dreyfus Large Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Large Cap Growth Fund on 12/31/08 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y of Dreyfus Large Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of Dreyfus Large Cap Growth Fund on 12/31/08 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/31/86	-8.93%	8.11%	13.08%
without sales charge	12/31/86	-3.40%	9.40%	13.75%
Class C shares
with applicable redemption charge†	9/13/08	-5.09%	8.60%	12.95%
without redemption	9/13/08	-4.19%	8.60%	12.95%
Class I shares	4/1/97	-3.29%	9.66%	14.17%
Class Y shares	10/01/15	-3.20%	9.68%††	14.18%††
Russell 1000® Growth Index		-1.51%	10.40%	15.29%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Growth Fund from July 1, 2018 to December 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.48	$9.04	$4.29	$4.29
Ending value (after expenses)	$891.60	$887.50	$891.50	$892.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.85	$9.65	$4.58	$4.58
Ending value (after expenses)	$1,019.41	$1,015.63	$1,020.67	$1,020.67

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
December 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - .8%
JPMorgan Chase & Co.	5,190		506,648
Capital Goods - 10.3%
Boeing	4,423		1,426,418
Honeywell International	7,457		985,219
Illinois Tool Works	7,153		906,214
Ingersoll-Rand	14,252		1,300,210
Lockheed Martin	3,057		800,445
Roper Technologies	3,129		833,941
			6,252,447
Consumer Durables & Apparel - 2.0%
NIKE, Cl. B	16,116		1,194,840
Consumer Services - 2.8%
MGM Resorts International	21,800		528,868
Six Flags Entertainment	5,289	[a]	294,227
Yum! Brands	9,414		865,335
			1,688,430
Diversified Financials - 3.0%
Charles Schwab	13,017		540,596
CME Group	3,963		745,520
MSCI	3,443		507,601
			1,793,717
Energy - 1.0%
Diamondback Energy	3,964		367,463
Pioneer Natural Resources	1,687		221,874
			589,337
Food & Staples Retailing - 1.1%
Costco Wholesale	3,235		659,002
Food, Beverage & Tobacco - 4.4%
Constellation Brands, Cl. A	3,421		550,165
Mondelez International, Cl. A	22,348		894,590
Monster Beverage	11,319	[b]	557,121
Philip Morris International	9,698		647,438
			2,649,314
Health Care Equipment & Services - 6.7%
Align Technology	1,652	[b]	345,978
Boston Scientific	17,260	[b]	609,968
CVS Health	5,450		357,084
Medtronic	6,535		594,424
UnitedHealth Group	7,351		1,831,281
WellCare Health Plans	1,304	[b]	307,861
			4,046,596

10

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Household & Personal Products - .3%
Procter & Gamble	2,097		192,756
Materials - 2.2%
Celanese, Ser. A	9,053	[a]	814,499
FMC	7,262		537,098
			1,351,597
Media & Entertainment - 12.5%
Alphabet, Cl. A	3,279	[b]	3,426,424
Charter Communications, Cl. A	1,187	[b]	338,259
Comcast, Cl. A	8,530		290,447
Facebook, Cl. A	15,744	[b]	2,063,881
IAC	1,670	[b]	305,677
Netflix	1,836	[b]	491,424
Walt Disney	5,833		639,588
			7,555,700
Pharmaceuticals Biotechnology & Life Sciences - 7.8%
Allergan	2,085		278,681
Amgen	2,057		400,436
Biogen	983	[b]	295,804
Bristol-Myers Squibb	8,184		425,404
Eli Lilly & Co.	2,975		344,267
Exact Sciences	5,285	[a,b]	333,484
Gilead Sciences	7,964		498,148
Illumina	1,725	[b]	517,379
Johnson & Johnson	3,934		507,683
Merck & Co.	7,529		575,291
Vertex Pharmaceuticals	3,466	[b]	574,351
			4,750,928
Real Estate - 2.2%
American Tower	5,639	[c]	892,033
Equinix	1,236	[c]	435,764
			1,327,797
Retailing - 9.6%
Amazon.com	2,473	[b]	3,714,372
Booking Holdings	426	[b]	733,751
Lowe's	6,724		621,029
The TJX Companies	16,948		758,254
			5,827,406
Semiconductors & Semiconductor Equipment - 6.1%
Applied Materials	12,149		397,758
Lam Research	2,373		323,131
Microchip Technology	6,326	[a]	454,966
Micron Technology	14,972	[b]	475,062
Qualcomm	19,953		1,135,525

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 6.1% (continued)
Texas Instruments		9,639		910,886
				3,697,328
Software & Services - 17.8%
Accenture		5,441		767,235
Adobe		4,553	[b]	1,030,071
Atlassian		7,871	[b]	700,362
Intuit		3,406		670,471
Mastercard, Cl. A		4,657		878,543
Microsoft		36,279		3,684,858
Salesforce.com		6,747	[b]	924,137
Splunk		3,374	[a,b]	353,764
Visa, Cl. A		13,139	[a]	1,733,560
				10,743,001
Technology Hardware & Equipment - 7.7%
Amphenol		7,406		600,034
Apple		16,272		2,566,745
Arista Networks		1,989	[b]	419,082
CDW		3,443		279,055
Corning		26,690		806,305
				4,671,221
Transportation - 1.0%
Norfolk Southern		4,000		598,160
Total Common Stocks (cost $45,609,105)				60,096,225
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $708,469)	2.32	708,469	[d]	708,469

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $242,563)	2.69	242,563	[d]	242,563
Total Investments (cost $46,560,137)		100.9%		61,047,257
Liabilities, Less Cash and Receivables		(.9%)		(559,010)
Net Assets		100.0%		60,488,247

a Security, or portion thereof, on loan. At December 31, 2018, the value of the fund’s securities on loan was $3,511,105 and the value of the collateral held by the fund was $3,543,175, consisting of cash collateral of $242,563 and U.S. Government & Agency securities valued at $3,300,612.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	31.6
Health Care	14.5
Consumer Discretionary	14.4
Communication Services	12.5
Industrials	11.3
Consumer Staples	5.8
Financials	3.8
Materials	2.2
Real Estate	2.2
Investment Companies	1.6
Energy	1.0
100.9

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/17 ($)	Purchases ($)	Sales ($)	Value 12/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	259,616	13,622,637	13,173,784	708,469	1.2	8,414
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	16,162,465	15,919,902	242,563.4		-
Total	259,616	29,785,102	29,093,686	951,032	1.6	8,414

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,511,105)—Note 1(b):
Unaffiliated issuers	45,609,105	60,096,225
Affiliated issuers	951,032	951,032
Receivable for shares of Common Stock subscribed		232,213
Dividends and securities lending income receivable		63,213
Prepaid expenses		20,542
		61,363,225
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		51,668
Payable for shares of Common Stock redeemed		524,462
Liability for securities on loan—Note 1(b)		242,563
Directors fees and expenses payable		266
Accrued expenses		56,019
		874,978
Net Assets ($)		60,488,247
Composition of Net Assets ($):
Paid-in capital		45,525,657
Total distributable earnings (loss)		14,962,590
Net Assets ($)		60,488,247

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	14,648,324	1,666,606	27,147,082	17,026,235
Shares Outstanding	1,352,807	161,783	2,426,687	1,521,413
Net Asset Value Per Share ($)	10.83	10.30	11.19	11.19

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	759,154
Affiliated issuers	8,414
Income from securities lending—Note 1(b)	4,976
Miscellaneous income	56
Total Income	772,600
Expenses:
Management fee—Note 3(a)	468,109
Professional fees	84,194
Shareholder servicing costs—Note 3(c)	74,109
Registration fees	59,950
Prospectus and shareholders’ reports	15,875
Distribution fees—Note 3(b)	15,316
Custodian fees—Note 3(c)	9,141
Directors’ fees and expenses—Note 3(d)	5,586
Loan commitment fees—Note 2	1,311
Miscellaneous	36,278
Total Expenses	769,869
Less—reduction in expenses due to undertaking—Note 3(a)	(113,432)
Net Expenses	656,437
Investment Income—Net	116,163
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,645,652
Net unrealized appreciation (depreciation) on investments	(6,473,583)
Net Realized and Unrealized Gain (Loss) on Investments	(2,827,931)
Net (Decrease) in Net Assets Resulting from Operations	(2,711,768)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017	[a]
Operations ($):
Investment income—net	116,163	151,526
Net realized gain (loss) on investments	3,645,652	2,109,092
Net unrealized appreciation (depreciation) on investments	(6,473,583)	9,839,171
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,711,768)	12,099,789
Distributions ($):
Distributions to shareholders:
Class A	(781,202)	(348,604)
Class C	(101,002)	(66,585)
Class I	(1,569,216)	(883,230)
Class Y	(1,026,136)	(593,250)
Total Distributions	(3,477,556)	(1,891,669)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,031,434	4,852,635
Class C	243,397	760,281
Class I	8,848,328	13,392,906
Class Y	3,807,630	1,900,146
Distributions reinvested:
Class A	736,457	318,631
Class C	57,457	39,845
Class I	1,548,334	861,359
Class Y	622,266	379,368
Cost of shares redeemed:
Class A	(3,173,236)	(5,600,313)
Class C	(564,010)	(588,476)
Class I	(7,632,605)	(4,931,743)
Class Y	(3,848,869)	(1,350,512)
Increase (Decrease) in Net Assets from Capital Stock Transactions	8,676,583	10,034,127
Total Increase (Decrease) in Net Assets	2,487,259	20,242,247
Net Assets ($):
Beginning of Period	58,000,988	37,758,741
End of Period	60,488,247	58,000,988

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	643,443	439,911
Shares issued for distributions reinvested	66,575	26,641
Shares redeemed	(262,484)	(546,698)
Net Increase (Decrease) in Shares Outstanding	447,534	(80,146)
Class Cb
Shares sold	20,196	72,296
Shares issued for distributions reinvested	5,422	3,465
Shares redeemed	(45,944)	(54,472)
Net Increase (Decrease) in Shares Outstanding	(20,326)	21,289
Class Ic
Shares sold	676,374	1,227,790
Shares issued for distributions reinvested	135,002	69,859
Shares redeemed	(592,616)	(425,610)
Net Increase (Decrease) in Shares Outstanding	218,760	872,039
Class Yc
Shares sold	292,682	169,401
Shares issued for distributions reinvested	54,239	30,768
Shares redeemed	(309,055)	(117,470)
Net Increase (Decrease) in Shares Outstanding	37,866	82,699

[a] Distributions to shareholders include $16,621 Class A, $62,702 Class I and $42,116 Class Y of distributions from net investment income and $331,983 Class A, $66,585 Class C, $820,528 Class I and $551,134 Class Y of distributions from net realized gains. Undistributed investment income—net was $33,667 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended December 31, 2017, 906 Class C shares representing $10,742 were automatically converted to 871 Class A shares.
[c] During the period ended December 31, 2018, 22,132 Class Y shares representing $297,075 were automatically converted to 22,136 Class I shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.87	9.55	9.00	8.84	8.96
Investment Operations:
Investment income—net[a]	.00[b]	.01	.04	.03	.01
Net realized and unrealized gain (loss) on investments	(.39)	2.71	.57	.28	1.28
Total from Investment Operations	(.39)	2.72	.61	.31	1.29
Distributions:
Dividends from investment income—net	(.00)[b]	(.02)	(.06)	(.04)	(.00)[b]
Dividends from net realized gain on investments	(.65)	(.38)	-	(.11)	(1.41)
Total Distributions	(.65)	(.40)	(.06)	(.15)	(1.41)
Net asset value, end of period	10.83	11.87	9.55	9.00	8.84
Total Return (%)[c]	(3.40)	28.44	6.72	3.40	14.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.41	1.42	1.40	1.51
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	.02	.12	.41	.37	.12
Portfolio Turnover Rate	68.61	48.04	40.65	63.87	91.53
Net Assets, end of period ($ x 1,000)	14,648	10,749	9,410	16,467	6,878

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.41	9.24	8.73	8.60	8.82
Investment Operations:
Investment (loss)—net[a]	(.09)	(.07)	(.03)	(.03)	(.05)
Net realized and unrealized gain (loss) on investments	(.37)	2.62	.54	.27	1.24
Total from Investment Operations	(.46)	2.55	.51	.24	1.19
Distributions:
Dividends from net realized gain on investments	(.65)	(.38)	-	(.11)	(1.41)
Net asset value, end of period	10.30	11.41	9.24	8.73	8.60
Total Return (%)[b]	(4.19)	27.56	5.84	2.71	13.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13	2.16	2.21	2.20	2.29
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.76)	(.61)	(.34)	(.38)	(.60)
Portfolio Turnover Rate	68.61	48.04	40.65	63.87	91.53
Net Assets, end of period ($ x 1,000)	1,667	2,078	1,486	2,130	1,635

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended December 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.24	9.82	9.23	9.07	9.16
Investment Operations:
Investment income—net[a]	.03	.04	.06	.06	.03
Net realized and unrealized gain (loss) on investments	(.40)	2.79	.59	.27	1.32
Total from Investment Operations	(.37)	2.83	.65	.33	1.35
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.06)	(.06)	(.03)
Dividends from net realized gain on investments	(.65)	(.38)	-	(.11)	(1.41)
Total Distributions	(.68)	(.41)	(.06)	(.17)	(1.44)
Net asset value, end of period	11.19	12.24	9.82	9.23	9.07
Total Return (%)	(3.29)	28.77	7.09	3.60	14.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.14	1.16	1.10	1.15
Ratio of net expenses to average net assets	.90	.90	.90	.90	.90
Ratio of net investment income to average net assets	.25	.39	.65	.61	.32
Portfolio Turnover Rate	68.61	48.04	40.65	63.87	91.53
Net Assets, end of period ($ x 1,000)	27,147	27,019	13,112	28,054	25,055

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.24	9.82	9.23	8.74
Investment Operations:
Investment income—net[b]	.03	.04	.06	.02
Net realized and unrealized gain (loss) on investments	(.40)	2.79	.59	.55
Total from Investment Operations	(.37)	2.83	.65	.57
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.06)	(.05)
Dividends from net realized gain on investments	(.65)	(.38)	-	(.03)
Total Distributions	(.68)	(.41)	(.06)	(.08)
Net asset value, end of period	11.19	12.24	9.82	9.23
Total Return (%)	(3.20)	28.77	7.09	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.07	1.10	2.36[d]
Ratio of net expenses to average net assets	.90	.90	.90	.90[d]
Ratio of net investment income to average net assets	.25	.39	.68	.69[d]
Portfolio Turnover Rate	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	17,026	18,155	13,750	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

23

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are

24

primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s investments:

25

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	60,096,225	-	-	60,096,225
Investment Companies	951,032	-	-	951,032

† See Statement of Investments for additional detailed categorizations.

At December 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2018, The Bank of New York Mellon earned $900 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

26

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $43,155, undistributed capital gains $1,473,919 and unrealized appreciation $14,252,969. In addition, the fund had $807,453 of capital losses realized after October 31, 2018, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2018 and December 31, 2017 were as follows: ordinary income $693,241 and $121,439 , and long-term capital gains $2,784,315 and $1,770,230, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”),

27

NOTES TO FINANCIAL STATEMENTS (continued)

each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2018 the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2018 through May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2019, Dreyfus Corporation may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $113,432 during the period ended December 31, 2018.

During the period ended December 31, 2018, the Distributor retained $5,722 from commissions earned on sales of the fund’s Class A shares and $182 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2018, Class C shares were charged $15,316 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

28

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2018, Class A and Class C shares were charged $34,034 and $5,105, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2018, the fund was charged $12,282 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2018, the fund was charged $9,141 pursuant to the custody agreement.

During the period ended December 31, 2018, the fund was charged $12,774 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $37,342, Distribution Plan fees $1,091, Shareholder Services Plan fees $3,505, custodian fees $4,656, Chief Compliance Officer fees $6,289 and transfer agency fees $2,458, which are offset against an expense reimbursement currently in effect in the amount of $3,673.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2018, amounted to $50,292,813 and $45,116,884, respectively.

At December 31, 2018, the cost of investments for federal income tax purposes was $46,794,288; accordingly, accumulated net unrealized appreciation on investments was $14,252,969, consisting of $16,432,920 gross unrealized appreciation and $2,179,951 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Large Cap Growth Fund (the “Fund”) (one of the funds constituting Dreyfus Premier Investment Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Premier Investment Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 27, 2019

31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2018 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $693,241 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.0112 per share as a short-term capital gain distribution and $.0564 per share as a long-term capital gain distribution paid on March 19, 2018 and the fund also reports $.1019 per share as a short-term capital gain distribution and $.4759 per share as a long-term capital gain distribution paid on December 17, 2018.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Peggy C. Davis (75)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (79)
Board Member (1991)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (79)
Board Member (1994)
Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 141 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Large Cap Growth Fund

200 Park Avenue
New York, NY 10166
Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6574AR1218

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,404 in 2017 and $70,444 in 2018.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,629 in 2017 and $13,878 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,006 in 2017 and $8,963 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $328 in 2017 and $358 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,379,272 in 2017 and $53,294,289 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)